Exhibit 99.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18, UNITED
STATES CODE, SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Cortland Bancorp (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rodger W. Platt , the Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rodger W. Platt* Print Name: Rodger W. Platt Title: Chief Executive Officer Date: May 8, 2003

     In connection with the Quarterly Report of Cortland Bancorp (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence A. Fantauzzi, the Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence A. Fantauzzi* Print Name: Lawrence A. Fantauzzi Title: Chief Financial Officer Date: May 8, 2003

*	A signed original of this written statement required by Section 906 has been provided to Cortland Bancorp Inc. and will be retained by Cortland Bancorp Inc. and furnished to the Securities and Exchange commission or its staff upon request.